UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

MVB Financial Corp

(Exact name of registrant as specified in its charter)

West Virginia	001-38314	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Virginia Avenue, Fairmont, WV	26554-2777
(Address of principal executive offices)	(Zip Code)

(304) 363-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2026, Glen W. Herrick resigned from his position as director of MVB Financial Corp. (the “Company”) and its wholly-owned subsidiary, MVB Bank, Inc. (the “Bank”), effective immediately, and furnished a letter to the Company’s board of directors (the “Board”) concerning the circumstances surrounding his resignation (the “Resignation Letter”). At the time of his resignation, Mr. Herrick was Chair of the Company’s Audit Committee and a member of the Finance Committee. With Mr. Herrick’s resignation, the respective boards of the Company and the Bank have appointed Cheryl Spielman as the Chair of the Audit Committee of the Board. Ms. Spielman is a current member of the Audit Committee and qualifies as an “audit committee financial expert” under applicable U.S. Securities and Exchange Commission (“SEC”) rules and regulations.

In the Resignation Letter, Mr. Herrick cited matters relating to the Company’s corporate governance practices, executive compensation practices and philosophy, and the Company’s strategic focus. The Resignation Letter did not reference any matter relating to the Company’s financial statements, accounting policies or practices, internal control over financial reporting, or auditing matters.

A copy of the Resignation Letter is attached as Exhibit 17.1 to this Current Report on Form 8-K (this “Form 8-K”). The foregoing summary is qualified in its entirety by reference to the full text of the Resignation Letter.

The Company has provided Mr. Herrick with a copy of the disclosures it is making in response to this Item 5.02 no later than the date of filing this Form 8-K with the SEC. The Company will provide Mr. Herrick with the opportunity to furnish the Company as promptly as possible with a letter addressed to the Company stating whether Mr. Herrick agrees with the statements made by the Company in response to this Item 5.02 and, if not, stating the respects in which he does not agree. The Company will file any such letter received from Mr. Herrick with the SEC as an exhibit by an amendment to this Form 8-K within two business days after receipt by the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

17.1	Resignation Letter of Glen W. Herrick.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB FINANCIAL CORP.

By:	/s/ Michael R. Sumbs
Michael R. Sumbs
Executive Vice President and Chief Financial Officer

Date: March 4, 2026